1
Exhibit 10.1
FORM OF POPULAR, INC.
2025 LONG-TERM EQUITY INCENTIVE AWARD

AND AGREEMENT

Recipient:

The Talent

and Compensation

Committee of

the Board

of Directors

of Popular,

Inc. (the
“ Committee
”)

awarded

you

on

February

25,

2025
(the
“Grant

Date”
)
a

Long-Term

Incentive

Award
consisting

of

Restricted

Stock

(“
Restricted

Stock
”)

and

Performance

Shares

(“
Restricted

Stock
”)

and
Performance Shares (“ Performance Shares ” and, in conjunction with the Restricted Stock, the “ Award”
).

This award agreement (the “Award Agreement”), dated as of the Grant Date, sets forth the terms and conditions of your Award.

This Award is made under the Popular, Inc. 2020 Omnibus Incentive
Plan, as amended (the “Plan”), and, except

as otherwise provided herein, is subject to

the terms of the Plan.
Capitalized terms used but not otherwise defined in this Award

Agreement have the meanings given in the
Plan.
1.
Award.

The number of shares

of Restricted Stock and

Performance Shares subject
to this Award

is set forth in Annex 1 hereto.

The Award

will vest as set forth below.

2.
Vesting;

Payout.
Subject to Section 6 of this Agreement, you will be entitled to the following
:
(a)
Restricted Stock

Vesting.

Except as

otherwise stated

in this

Section 2,

your Restricted

Stock
shall vest

in four

substantially equal

annual installments

on each

of the

dates specified

in Annex
1 (each of the dates described therein, a “Restricted Stock
Vesting

Date
”).
(b)
Performance Shares

Vesting.

Except as

otherwise stated

in this

Section 2,

you shall

become
vested in the

Performance Shares on

the day of

the first scheduled

meeting of the

Committee
taking place in the month of February 2026, subject to the achievement by Popular,

Inc. of the
Performance

Goals

specified

in

Annex

1

during

the

Performance

Cycle,

as

certified

by

the
Committee in such meeting (hereinafter the

“Performance Shares Vesting

Date”
and, together
with the Restricted Stock Vesting

Date, the

“Vesting

Date”)
.

The Performance Goals will be
based

on

two

performance

metrics weighted

equally:

the

Relative

Total

Shareholder

Return
(the “ TSR
”) and the

Absolute Return on Average

Tangible

Common Equity (the “
ROATCE ”)
goals. The Performance Cycle is a

three (3) year period beginning on

January 1 of the calendar
year of the Grant Date and

ending on December 31 of the

third year.

Each Performance Goal
will have a defined minimum threshold (i.e., minimum result for which an incentive would be
earned),

target

(i.e.,

result

at

which

100%

of

the

incentive

would

be

earned)

and

maximum
level of performance (i.e., result at which 1.5 times the incentive target would be earned).
(c)
Approved Retirement.

Upon an Approved Retirement after attaining (x) age 55 with

10 years
of service with Popular,

Inc. or its subsidiaries (the

“
Corporation
”) or (y) age 60 with

5 years
of service with the Corporation: (1) your outstanding Restricted

Stock shall fully vest; and (2)
your

outstanding

Performance

Shares

shall

continue

outstanding

and

vest

in

full

on

the

Performance

Shares

Vesting

Date

in

accordance

with

the

actual

results

of

the

Performance
Goals during the Performance Cycle.
(d)
Vesting

upon Retirement

on or

after age

50 before

attaining age

55 and

10 years

of service.
The Committee,

at its

discretion, may

accord the

same treatment

accorded in

Section 2(c)

above
if you retire from

your employment on or

after age 50, and

before attaining age 55

and 10 years
of service, provided the sum of your age and years of service is at least 75.
(e)
Death. Provided that

on the date

of your death

you are still

employed by the

Corporation and
your rights in

respect of your

Award

have not been

previously terminated,

any then unvested
outstanding

Award

shall

immediately

vest

and

be

paid

to

the

representative

of

your

estate
promptly after your death.

In the case of the Performance

Shares, the number of shares will

be
calculated as if the target number of Performance Shares had in fact been earned.
(f)
Disability.

If you

become subject

to Disability

while you

are still

employed by

the Corporation,
any then unvested outstanding Award

shares shall vest and shall be paid to you promptly after
you become subject to Disability.

In the case of the Performance Shares, the

number of shares
will be calculated as if the target number of Performance Shares had in fact been earned.
(g)
Change

of

Control.

If

your

employment

is

terminated

by

the

Corporation

or

any

successor
entity thereto

without Cause,

or if

you terminate your

employment for

Good Reason, in

each
case upon or within two years after a Change of Control,

prior to a Vesting Date, and provided
your rights in respect

of the shares of

your unvested Award have not previously terminated, the
shares of your unvested

Award

shall immediately vest and

be delivered to you

promptly after
such

termination

of

employment;
provided

that
,

as

of

the

Change

of

Control

date,

any
outstanding

Performance

Shares

shall

be deemed

earned

at

the

greater of

the

target

level

or
actual performance level through the Change of Control date (or if no target level is specified,
the maximum level)

with respect to

all open performance

periods and such

Performance Shares
shall be

subject to

time-based vesting

through the

end of

the original

Performance Cycle

for
each such

Award,

subject to

accelerated vesting

in accordance

with the

first sentence

of this
clause.
(h)
Termination

without

Cause.

If the

Corporation

terminates your

employment

without

Cause
you will receive payment of the Award on a prorated basis based on the number of full months
in the

vesting schedule

in which

you were

an active

employee (with

a partial

month worked
counted as a full month if you were an active employee for 15 days or more in the month) and such reduced Award

will vest immediately

upon your termination

of employment, calculated
in the

case of

Performance Shares

as if

the target

number of

Performance Shares

had in

fact
been earned, as provided in the Plan.
(i)
Payout.

The transfer restrictions on the applicable number

of whole shares of Restricted Stock
shall lapse on each Vesting Date or such other vesting date as determined in this Section 2 and in the terms of

the Plan. The payout

with respect to vested

Performance Shares shall be

made
on

the

Performance

Shares

Vesting

Date,

on

which

date

the

Committee

shall

determine

the
total

number

of

shares

earned

based

upon

the

actual

performance

results

during

the
Performance

Cycle.

The

vested

shares

will

be

delivered

to

you

as soon

as

administratively
practicable, generally within 45 days following each Vesting

Date.
3.
Termination of Award

.

(a)
Except

as

provided

herein,

your

rights

in

respect

of

your

outstanding

unvested
Award

shares

shall immediately

terminate, and

no shares

shall be

paid in

respect thereof,

if at

any time
prior to the respective Vesting

Date you terminate your employment.

(b)
If

the

Corporation

terminates

your

employment

for

Cause, your Award

shares shall be cancelled and the provisions under the Plan will apply.
4.
Non-transferability.

This Award (or any rights

and obligations hereunder)

may not
be sold,

exchanged,

transferred, assigned,

pledged,

hypothecated or

otherwise

disposed

of or

hedged,

in
any manner (including through

the use of any

cash-settled instrument), whether voluntarily or

involuntarily
and whether by operation of law or otherwise, other than by

will or by the laws of descent and distribution.

5.
Withholding, Consents and Legends.
(a)
You

shall

be

solely

responsible

for

any

applicable

taxes

(including,

without
limitation,

income

and

excise

taxes)

and

penalties,

and

any

interest

that

accrues

thereon,

incurred

in
connection with your Award.

The Corporation will withhold

shares of Common Stock

for the payment of
taxes

in

connection

with

the

vesting

of

your

Award

or

upon

the

occurrence

of

any

other

event

that,

in
accordance with applicable law,

will generate a tax

liability with regards to

your Award.

The Corporation
will

withhold

shares

of

Common

Stock

with

a

value

equal

to

the

amount

of

taxes

that

the

Corporation
determines it is

required to withhold

under applicable laws

(with such withholding

obligation determined
based on any

applicable minimum statutory

withholding rates). The

Corporation will

use the Fair

Market
Value

of the

Common Stock

on the

Vesting

Date or

such other

date, as

applicable, in

order to

determine
the number of

shares to be

withheld. If you

wish to remit

cash to the

Corporation (through payroll

deduction
or

otherwise),

in

each

case

in

an

amount

sufficient

in

the

opinion

of

the

Corporation

to

satisfy

such
withholding

obligation,

you

must

notify

the

Corporation

in

advance

and

do

so

in

compliance

with

all
applicable laws and

pursuant to such

rules as the

Corporation may establish

from time to

time, including,
but not limited to, the Corporation’s Insider Trading

Policy.

(b)
Your

right to receive shares pursuant to the Award is conditioned on the receipt to the reasonable

satisfaction of

the Committee

of any

required consent

that the

Committee may

reasonably
determine to be necessary or advisable.

By accepting delivery of the shares, you acknowledge that you are
subject to the Corporation’s Insider Trading

Policy.
6.
Restrictive Covenants.

(a)
In consideration of the

terms of the Award,

you agree to the

restrictive covenants
and associated remedies as set forth

below, which

exist independently of and in

addition to any obligation
to which you are subject

under the terms of any other

agreement you may have with the

Corporation or any
of its subsidiaries (“ Popular ”).
(b)
For a period

of one year

immediately following

termination of your

employment
with Popular

for any

reason, you

will not

do any

of the following,

either directly

or indirectly

or through
associates, agents, or employees:

(i)
solicit,

recruit

or

assist

in

the

solicitation

or

recruitment

of

any

employee

or
consultant

of

Popular

(or

who

was

an

employee

or

consultant

of

Popular

within

the

prior

six
months) for the purpose

of encouraging that employee

or consultant to leave

Popular’s employ or
sever an agreement for services; or

(ii)
solicit,

participate

in

or

assist

in

the

solicitation

of

any

of

Popular’s

customers
serviced

by

you

or

with

whom

you

had

Material

Contact

and/or

regarding

whom

you

received
Confidential Information (as

defined in

Popular’s Code of

Ethics) during the

three-year period

prior
to

your

employment

termination

who

were

still

customers

of

Popular

during

the

immediately
preceding 12-month period, for

the purpose of providing

products or services in

competition with
Popular’s products or

services. "Material

Contact" means interaction

between you

and the customer
within the three-year prior to your last day

as a team member which takes place to

manage, service
or further the business relationship.

The term “Solicit”, when used

in this section, will mean

any direct or indirect communication

of any kind
regardless of

who initiates

it, that

in any

way invites,

advises, encourages

or requests

any person

to take
any

action;

provided

that

such

term

will

not

be

deemed

to

include

solicitation

by

public

advertisement
media of general distribution (i.e., not targeted to present employees,

consultants or customers of Popular)
without specific instruction or direction by you.
If you breach

any of the

terms of this

restrictive covenant, all

outstanding Restricted Stock

and Performance
Shares awarded hereunder,

whether vested or unvested,

held by you shall

be immediately and irrevocably
forfeited for

no consideration.

For any

Restricted Stock

and Performance

Shares awarded

hereunder that
vested within one (1)

year prior to

the termination of

your employment with Popular

or at any

time between
your termination

of employment

and the

date of

said breach,

you shall

be required

to repay

or otherwise
reimburse Popular an amount having a value equal to the aggregate fair market value

(determined as of the
date of vesting)

of such vested

shares. This paragraph

does not constitute

Popular’s exclusive

remedy for
violation of

your restrictive covenant

obligations, and

Popular may

seek any

additional legal or

equitable
remedy, including injunctive relief, for any

such violation.
7.
Section 409A.

Shares awarded

under this

Award

Agreement are

intended

to be
exempt from

Section 409A

of the

U.S. Code,

to the

extent applicable,

and this

Award Agreement is intended
to, and

shall be

interpreted, administered

and construed

consistent therewith.

The Committee

shall have
full authority to give effect to the intent of this Section 7.
8.
No Rights to Continued Employment.

Nothing in this Award

Agreement shall be
construed as

giving you

any right

to continued

employment by

the Corporation

or any

of its

affiliates or
affect

any right

that the

Corporation or

any of

its affiliates

may have

to terminate

or alter

the terms

and
conditions of your employment.

9.
Successors

and

Assigns

of

the

Corporation.

The

terms

and

conditions

of

this
Award Agreement shall be binding upon, and

shall inure to the

benefit of, the Corporation

and its successor
entities.
10.
Committee Discretion.

Subject to the terms of the Plan, the Committee shall have
full discretion with respect to any actions to be

taken or determinations to be made in connection

with this
Award

Agreement, and its determinations shall be final, binding and conclusive.
11.
Amendment.

The Committee

reserves the

right at

any time

to amend

the terms
and conditions

set forth

in this

Award

Agreement;
provided

that, notwithstanding

the foregoing,

no such
amendment

shall

materially

adversely

affect

your

rights

and

obligations

under

this

Award

Agreement
without

your

consent

(or

the

consent

of

your

estate,

if

such

consent

is

obtained

after

your

death),

and
provided , further
, that the Committee may not postpone

the payout of shares to occur at any

time after the
applicable time provided for in this Award

Agreement. Any amendment of this Award Agreement

shall be
in

writing

signed

by

an

authorized

member

of

the

Committee

or

a

person

or

persons

designated

by

the
Committee.

12.
Adjustment;

Other Plan

Provisions.

Subject to

Section

11,

the Committee

shall
adjust equitably the terms

of this Award

in accordance with Section

5.3 of the Plan,

if applicable. Subject
to

the

terms

of

this

Award

Agreement,

the

Restricted

Stock

shall

be

subject

to

the

terms

of

the

Plan,
including,

but

not

limited

to,

the

provisions

of

Section

8.4

related

to

dividends

and

voting

rights.

Cash
dividends paid on the Restricted Stock and on all of the Common Stock that may be subsequently acquired
with such

cash dividends,

will be

invested in

the purchase

of additional

shares of

Common Stock

of the
Corporation

in

accordance

with

the

Popular,

Inc.

Dividend

Reinvestment

and

Stock

Purchase

Plan

(the
“ DRIP
”); such shares

are not subject

to the restrictions

and are immediately

vested. The

Restricted Stock
shall be held in custody by the Fiduciary Services Division of Banco Popular de Puerto Rico.
Performance

Shares

will

accrue

Dividend

Equivalents

prior

to

the

Performance

Shares

Vesting

Date.
Accrued Dividend Equivalents with respect to the

Performance Shares will be invested in

additional shares
of Common Stock

of the Corporation

in accordance with

the formula set

forth in the

DRIP.

All shares of
Common

Stock

acquired

pursuant

to

the

reinvestment

of

dividends

will

be

subject

to

the

terms

and
conditions of Section

2 and will

be paid

out on the

Performance Shares Vesting

Date based on

the actual
number of Performance Shares earned on that date.
13.
Governing

Law.

This

award

shall be

governed

by and

construed

in

accordance
with the laws of Puerto Rico, without regard to principles of conflicts of laws.
14.
Incentive Recoupment. This

award shall be

subject to the

terms of the

Popular, Inc.
Incentive Recoupment Guideline in effect as of the Grant

Date and as such guideline may be

required to be
modified in accordance with applicable law or regulation.
15.
Headings.

The

headings

in

this

Award

Agreement

are

for

the

purpose

of
convenience only and are not intended to define or limit the construction of the provisions hereof.

IN WITNESS WHEREOF,

POPULAR, INC. and

the Recipient caused

this Award

Agreement to
be duly executed and delivered as of the Grant Date.
POPULAR, INC.

ACCEPTED:

By:

[Insert Name of Representative]

By:

[Insert Name of Recipient]
Title:

[Insert Name of Representative]

Title: [Insert Name of Recipient]
_________________________

___________________________
Signature

Signature

ANNEX 1
POPULAR, INC.
2025 LONG-TERM EQUITY INCENTIVE AWARD
Recipient:

Employee Number:

Grant Date: February 25, 2025
Total Dollar Value

of Award:

$
Common Stock Market Price as of closing on Grant Date:

$
Restricted Stock
Dollar Value

of Restricted Stock Award:

$
Common Stock Market Price as of closing on Grant Date:

$
Total Shares of Restricted Stock

Awarded:

Restricted Stock Vesting

Dates:

Shares
Shares
Shares
Shares
February 23, 2026

February 23, 2027
February 23, 2028
February 23, 2029

Performance Shares

Dollar Value

of Performance Shares Award:

$
Common Stock Market Price as of closing on Grant Date:

$
Total Target

Number of Shares:

(50% Total Shareholder

Return / 50% ROATCE)
Relative Total Shareholder

Return (TSR)
1

–

Opening Price =

Percentile Rank among
Comparator Group
Shares Earned
(% of Target)
75
th

Percentile or above
(maximum)
(1.5x target shares)
50th Percentile
(target)
(1x target shares)
25
th

Percentile
(threshold)
(0.5x target shares)
Below 25
th

Percentile
0
Absolute

Return

on

Average

Tangible

Common

Equity
(ROATCE)
2

–

ROATCE
Shares Earned
(% of Target)
3-year simple average ROATCE

2025-2027
13.4% or above
(maximum)
(1.5x target shares)
12.00%
(target)
(1x target shares)
8.75%
(threshold)
(0.5x target shares)
Lower than 8.75% 0
Results between threshold, target and maximum performance

will be interpolated to determine vesting award
1

TSR will be calculated as [(Closing Price at end of period * (1 + number of shares purchased assuming reinvestment of dividends))/Opening Price at beginning of period] – 1
● Closing Price and Opening Price are based on the preceding 60 trading days average daily close price to mitigate against share price volatility of point-in-time metrics.
o
Opening price = average price 10/07/2024 – 12/31/2024
o
Closing price = average price based on the 60-day trading period ending December 31, 2027
● TSR calculations shall assume that dividends are reinvested on the ex-dividend date (i.e., the date a dividend asset is guaranteed).
Comparator Group -- U.S. Banks (GICS Code 401010) with Assets between $25B - $500B – Performance will be based on the composition of the group at the beginning of the 3-year Performance Cycle. If a company has been acquired as of the end of the performance period, the company will be removed from the index. If a company goes bankrupt during the performance period, the company will be included in the ranking at -100%.
If Popular’s absolute TSR is negative, payout will be limited to a maximum of 100% of target.
2
3-year simple average ROATCE for 3 years

(2025-2027).

The Committee may adjust the goal or results to reflect a core profitability that would not be unduly inflated or deflated by certain transactions that do not reflect the underlying performance of Popular’s ongoing operations, including, but not limited to: the impact of significant tax reform; sales of non-earning assets, branches or other businesses; capital actions (such as share buybacks) that result in material variations from goal-setting assumptions, including those related to outstanding share count; certain business acquisition costs and revenues;
extraordinary events; charitable contributions; severance costs; and certain litigation and settlement costs.